      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 18, 2001

                                                REGISTRATION NO. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                -------------------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                -------------------------------------------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
               (Exact name of issuer as specified in its charter)

     OHIO                                                         34-1803229
-------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                32000 Aurora Road
                                Solon, Ohio 44139
                    (Address of Principal Executive Offices)


                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                      ------------------------------------
                            (Full title of the Plan)

                                WAYNE R. HELLMAN
                      Advanced Lighting Technologies, Inc.
                                32000 Aurora Road
                                Solon, Ohio 44139
                                 (440) 519-0500
                      (Name, Address and Telephone Number,
                   including Area Code, of Agent for Service)

                -------------------------------------------------
                          Copy to: JAMES S. HOGG, ESQ.
                           Cowden, Humphrey & Sarlson
                          50 Public Square, Suite 1414
                              Cleveland, Ohio 44113
                                 (216) 241-2880

                -------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED                PROPOSED
                                         AMOUNT                  MAXIMUM                 MAXIMUM                  AMOUNT OF
      TITLE OF SECURITIES                TO BE               OFFERING PRICE             AGGREGATE               REGISTRATION
       TO BE REGISTERED              REGISTERED (1)           PER SHARE (2)         OFFERING PRICE (2)               FEE
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value            250,000                  $5.60                 $1,400,000                  $350
===================================================================================================--=======================

(1) Pursuant to Rule 416, this Registration Statement also covers such indeterminate number of additional shares as may hereinafter be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions effected without receipt of consideration as provided by the Plan.

(2) Maximum offering price is not determinable, since the price per share will vary from time to time depending on the market value of the Common Stock. Maximum offering price has been calculated in accordance with Rule 457(h) and Rule 457(c), based upon the average of the reported high and low sales prices of the Common Stock quoted on the NASDAQ Stock Market on May 14, 2001, of $5.60 per share.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Advanced Lighting Technologies, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated into this Registration Statement and made a part hereof:

         1. The Company's Annual Report on Form 10-K for the year ended June 30, 2000;

         2. The portions of the Company's definitive proxy statement filed with the Commission on October 27, 2000 and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended June 30, 2000;

         3. The Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2000; December 31, 2000 and March 31, 2001;

         4. The Company's Current Reports on Form 8-K filed August 10, 2000, September 1, 2000, September 15, 2000 and November 28, 2000; and

         5. The description of the Company's Common Stock set forth on page 46 of the Company's Prospectus dated December 11, 1995, filed with the Commission under Rule 424(b) of the Securities Act of 1933, as amended, which constituted a part of the Company's Registration Statement on Form S-1 (Registration Statement No. 33-97902), and which was incorporated by reference in the Company's Registration Statement on Form 8-A as filed with the Commission under the Securities Exchange Act of 1934, as amended.

         All documents filed by the Company with the Commission subsequent to the date of this Registration Statement under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all Common Stock offered have been sold or which deregisters all Common Stock then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement from the date of filing of such documents with the Commission.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The legality of the Common Stock issuable by the Company under the Advanced Lighting Technologies, Inc. 2001 Employee Stock Purchase Plan will be passed upon for the Company by Cowden, Humphrey & Sarlson, 50 Public Square, Suite 1414, Cleveland, Ohio 44113.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Reference is made to Section 1701.59 of the Ohio Revised Code, which eliminates the personal liability in damages of a director for violations of the director's fiduciary duty, except if it is proved by clear and convincing evidence that his action or failure to act involved acts or omissions undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. This statute does not affect the liability of directors pursuant to Section 1701.95 of the Ohio Revised Code (providing for liability of directors for unlawful payment of dividends or unlawful distribution of assets).

         Reference is made to Section 1701.13 of the Ohio Revised Code, which provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the name of the corporation (a "derivative action") if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's articles of incorporation, code of regulations, disinterested director vote, shareholder vote, agreement or otherwise.

         Reference is made to Article Seven of the Code of Regulations of the Company which provides for the indemnification of directors and officers to the fullest extent permitted by Ohio law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The exhibit numbers on the following list correspond to the numbers in the exhibit table required pursuant to Item 601 of Regulation S-K:

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
         4.1         Second Amended and Restated Articles of Incorporation, as
                     amended February 12, 1997, incorporated by reference to the
                     Company's Quarterly Report on Form 10-Q for the quarter
                     ended December 31, 1996, filed February 14, 1997.
         4.2         Third Amendment to Second Amended and Restated Articles of
                     Incorporation, incorporated by reference to the Company's
                     Quarterly Report on Form 10-Q/A for the quarter ended
                     September 30, 1999, filed January 14, 2000.
         4.3         Certificate of Adoption of Fourth Amendment to Second
                     Amended and Restated Articles of Incorporation,
                     incorporated by reference to the Company's Annual Report
                     on Form 10-K for the year ended June 30, 2000, filed
                     September 27, 2000.
         4.4         Code of Regulations, incorporated by reference to the
                     Company's Registration Statement on Form S-1, Registration
                     No. 33-97902, effective December 11, 1995.
         5           Opinion of Cowden, Humphrey & Sarlson
         23.1        Consent of Cowden, Humphrey & Sarlson (contained in
                     Exhibit 5)
         23.2        Consent of Grant Thornton LLP
         23.3        Consent of Ernst & Young LLP
         24          Power of Attorney
         99          Advanced Lighting Technologies, Inc. 2001 Employee Stock
                     Purchase Plan



ITEM 9.  UNDERTAKINGS.

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. UNDERTAKING REGARDING DOCUMENTS SUBSEQUENTLY FILED UNDER THE EXCHANGE ACT.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         C.  UNDERTAKING REGARDING INDEMNIFICATION.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Solon, State of Ohio, on May 18, 2001.

                                       ADVANCED  LIGHTING  TECHNOLOGIES,  INC.

                                       By:    /s/ STEVEN C. POTTS
                                              -------------------
                                              Steven C. Potts, Chief Financial
                                              Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE               TITLE                                                  DATE
/s/ WAYNE R. HELLMAN             Chief Executive Officer,                           May 18, 2001
--------------------             Chairman and Director
Wayne R. Hellman


/s/ ALAN J. RUUD                 Chief Operating Officer,                           May 18, 2001
----------------                 President and Director
Alan J. Ruud


/s/ STEVEN C. POTTS              Chief Financial Officer                            May 18, 2001
-------------------              and Treasurer (Chief Accounting Officer)
Steven C. Potts


/s/ FRANCIS H. BEAM              Director                                           May 18, 2001
-------------------
Francis H. Beam


                                 Director                                           May __, 2001
-----------------
John E. Breen


/s/ JOHN R. BUERKLE              Director                                           May 18, 2001
-------------------
John R. Buerkle


/s/ THEODORE A. FILSON           Director                                           May 18, 2001
----------------------
Theodore A. Filson


/s/ LOUIS S. FISI*               Director                                           May 18, 2001
-----------------
Louis S. Fisi


/s/ JOHN GONZALEZ                Director                                           May 18, 2001
-----------------
John Gonzalez


/s/ THOMAS K. LIME               Director                                           May 18, 2001
------------------
Thomas K. Lime


/s/ A GORDON TUNSTALL            Director                                           May 18, 2001
---------------------
A Gordon Tunstall

         *The undersigned, by signing his name hereto, does hereby execute this Registration Statement on behalf of the above-indicated officers and directors of Advanced Lighting Technologies, Inc. pursuant to Powers of Attorney executed by each such officer and director appointing the undersigned as attorney-in-fact and filed with the Securities and Exchange Commission.

                                         By:    /s/ WAYNE R. HELLMAN
                                                --------------------
                                                Wayne R. Hellman
                                                Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.             Description                                                          Page
-----------             -----------                                                          ----
4.1                     Second Amended and Restated Articles of Incorporation,
                        as amended February 12, 1997, incorporated by reference
                        to the Company's Quarterly Report on Form 10-Q for the
                        quarter ended December 31, 1996, filed February 14,
                        1997.

4.2 Third Amendment to Second Amended and Restated Articles of Incorporation, incorporated by reference to the Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 1999, filed January 14,
                        2000.

4.3                     Certificate of Adoption of Fourth Amendment to Second
                        Amended and Restated Articles of Incorporation, incorporated by reference to the Company's Annual
                        Report on Form 10-K for the year ended June 30, 2000, filed September 27, 2000.
4.4 Code of Regulations, incorporated by reference to the Company's Registration Statement on Form S-1,
                        Registration No. 33-97902, effective December 11, 1995.

5                       Opinion of Cowden, Humphrey & Sarlson

23.1                    Consent of Cowden, Humphrey & Sarlson (contained in
                        Exhibit 5)

23.2                    Consent of Grant Thornton LLP

23.3                    Consent of Ernst & Young LLP

24                      Power of Attorney
99                      Advanced Lighting Technologies, Inc. 2001 Employee Stock
                        Purchase Plan
